Right of Use Asset	12 Months Ended
Dec. 31, 2025
Disclosure of leases [Abstract]
Right of Use Assets	Right-of-Use Assets
The Company leases various properties and types of equipment. Lease contracts are typically made for fixed periods. Leases are negotiated on an individual basis and contain a wide range of terms and conditions.
The lease agreements do not impose covenants, but leased assets may not be used as security for borrowing purposes.

A reconciliation of the changes in the carrying amount of the right-of-use assets is as follows:

	Land	Buildings	Vehicles	Equipment	Total
As at Dec. 31, 2023	97	12	3	5	117
Additions(1)	1	3	1	—	5
Depreciation	(5)	(1)	(1)	(1)	(8)
Change in foreign exchange rates	6	—	—	—	6
As at Dec. 31, 2024	99	14	3	4	120
Additions	—	—	1	—	1
Depreciation	(5)	(2)	(1)	(1)	(9)
Change in foreign exchange rates	(1)	—	—	—	(1)
As at Dec. 31, 2025	93	12	3	3	111
(1)Additions to buildings include right-of-use assets of $1 million acquired from Heartland.
For the year ended Dec. 31, 2025, TransAlta paid $14 million (2024 – $16 million) related to recognized lease liabilities, consisting of $4 million (2024 – $6 million) of principal repayments and $10 million (2024 – $10 million) of interest expense.
Some of the Company's land leases that met the definition of a lease were not recognized as they require variable payments based on production or revenue.

Additionally, certain land leases require payments to be made on the basis of the greater of the minimum fixed payments and variable payments based on production or revenue. For these leases, lease liabilities have been recognized on the basis of the minimum fixed payments. For the year ended Dec. 31, 2025, the Company expensed $8 million (2024 – $9 million) in variable land lease payments for these leases.